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                                                                  EXHIBIT 10.27


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                       SECOND LOAN AND FINANCING AGREEMENT


                                     LENDER:
          THE BOARD OF TRUSTEES OF THE POLICEMEN AND FIREMEN RETIREMENT
                          SYSTEM OF THE CITY OF DETROIT

                                   BORROWERS:
                               MCA FINANCIAL CORP.
                            MCA MORTGAGE CORPORATION
                         MORTGAGE CORPORATION OF AMERICA
                      MORTGAGE CORPORATION OF AMERICA, INC.
                          RIMCO REALTY AND MORTGAGE CO.
                            COMPLETE FINANCIAL CORP.
                        SECURITIES CORPORATION OF AMERICA

                                  TYPE/AMOUNT:
                      SUBORDINATED TERM LOAN ($30,000,000)

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                                TABLE OF CONTENTS


1.  DEFINITIONS...................................................................................................2

   1.1  Affiliate.................................................................................................2
   1.2  Agreement.................................................................................................2
   1.3  Authorized Signatory......................................................................................2
   1.4  Borrowers.................................................................................................2
   1.5  Business Days.............................................................................................2
   1.6  Credit Enhancement Agreement..............................................................................2
   1.7  Certified Resolutions.....................................................................................2
   1.8  Cure Period...............................................................................................2
   1.9  Escrow Account............................................................................................2
   1.10  Escrow Agreement.........................................................................................3
   1.11  Escrow Agent.............................................................................................3
   1.12  Escrow Funds.............................................................................................3
   1.13  Event of Default.........................................................................................3
   1.14  Existing Financial Arrangements..........................................................................3
   1.15  Existing Enhancement Documents...........................................................................3
   1.16  Financial Statements.....................................................................................3
   1.17  First Loan Agreement.....................................................................................3
   1.18  Indebtedness.............................................................................................4
   1.19  Insolvency Event.........................................................................................4
   1.20  Lender's Authorized Agent................................................................................4
   1.21  Loan Base................................................................................................4
   1.22  Loan.....................................................................................................5
   1.23  Matured Event of Default.................................................................................5
   1.24  Monetary Event of Default................................................................................5
   1.25  Money Advance............................................................................................5
   1.26  Net Worth................................................................................................5
   1.27  Non-Conforming Loan......................................................................................5
   1.28  Non-Monetary Event of Default............................................................................5
   1.29  Note.....................................................................................................6
   1.30  Notice of Default........................................................................................6
   1.31  Person...................................................................................................6
   1.32  Public Offering..........................................................................................6
   1.33  Put Agreement............................................................................................6
   1.34  Qualifying Equipment.....................................................................................6
   1.35  Qualifying Equity........................................................................................6
   1.36  Qualifying Non-Conforming Loan...........................................................................6
   1.37  Qualifying Uses of Proceeds..............................................................................6
   1.38  Qualifying Working Capital...............................................................................7
   1.39  Receipt Date.............................................................................................7
   1.40  Related Documents........................................................................................7
   1.41  Request For Advance......................................................................................7

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


   1.42  Required Escrow Principal Payments.......................................................................7
   1.43  Rimco....................................................................................................7
   1.44  Senior Debt..............................................................................................7
   1.45  Senior Debt Default......................................................................................8
   1.46  Senior Debt Documents....................................................................................8
   1.47  Senior Debt To Net Worth Ratio...........................................................................8
   1.48  Senior Lenders...........................................................................................8
   1.49  Subordination Agreements.................................................................................8
   1.50  Termination Date.........................................................................................8
   1.51  Value....................................................................................................8
   1.52  Warrant..................................................................................................9
   1.53  Warrant Put Agreement....................................................................................9

2.  LOAN COMMITMENT...............................................................................................9

   2.1  Subordinated Term Loan Commitment.........................................................................9
      (a)  Commitment.............................................................................................9
      (b)  Conditions.............................................................................................9
   2.2  Procedure for Money Advances by Escrow Agent..............................................................9
      (a)  Authorization to Escrow Agent..........................................................................9
      (b)  Conditions.............................................................................................9
      (c)  Timing of Requests....................................................................................10

3.  DEPOSITS/CREDITS.............................................................................................11

4.  EVIDENCE OF INDEBTEDNESS.....................................................................................11

5.  INCORPORATION BY REFERENCE...................................................................................11

   5.1  General Rules of Construction............................................................................11
   5.2  Interpretation of Terms in Existing Enhancement Documents................................................12

6.  RELATED DOCUMENTS............................................................................................12

7.  REPRESENTATIONS AND WARRANTIES...............................................................................12

   7.1  Authorization, Validity, and Enforceability of this Agreement............................................12
   7.2  Organization and Qualification...........................................................................12
   7.3  Subsidiaries and Affiliates..............................................................................13
   7.4  Capitalization...........................................................................................13
   7.5  Qualifying Equipment.....................................................................................13
   7.6  Qualifying Equity........................................................................................13
   7.7  Qualifying Non-Conforming Loan...........................................................................13
   7.8  Senior Debt..............................................................................................13
   7.9  Request for Advance......................................................................................13


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

   7.10  Payments................................................................................................14
   7.11  Borrowers' Common Interests.............................................................................14
   7.12  Survival and Continuation...............................................................................14

8.  AFFIRMATIVE COVENANTS........................................................................................14

   8.1  Payments of Principal and Interest on Indebtedness.......................................................15
   8.2  Performance of Obligations...............................................................................15
   8.3  Information..............................................................................................15
   8.4  Financial Covenants......................................................................................15
      (a)  Ratios................................................................................................15
      (b)  Minimum Net Worth.....................................................................................16
   8.5  Fees and Expenses........................................................................................16
      (a)  Payments..............................................................................................16
      (b)  Routine Expenses......................................................................................16
      (c)  Survival of Obligation................................................................................17
   8.6  Related Party Accounts Receivable Restriction............................................................17

9.  NEGATIVE COVENANTS...........................................................................................17

   9.1  Event of Default.........................................................................................17
   9.2  Disposition of Non-Conforming Loans......................................................................17
   9.3  Default in Payment.......................................................................................18
   9.4  Transaction with Affiliates..............................................................................18
   9.5  Land Contract Inventory..................................................................................18

10.  BOOKS/RECORDS/FINANCIAL REPORTS/CERTIFICATES................................................................18

   10.1  Financial Statements....................................................................................18
   10.2  Monthly Reports.........................................................................................18
   10.3  Officer's Certificates..................................................................................19
   10.4  Accountant's Certificates...............................................................................19
   10.5  Inspection of Books and Records.........................................................................19
   10.6  Rimco Financial Statements..............................................................................20

11.  NOTICE OF DEFAULT...........................................................................................20

   11.1  Required Notice of Default..............................................................................20
   11.2  No Required Notice of Default...........................................................................20
   11.3  Commercially Reasonable.................................................................................20

12.  REMEDIES IN EVENT OF DEFAULT................................................................................20

   12.1  Acceleration............................................................................................21
   12.2  Waivers.................................................................................................21


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

   12.3  Appointment of Receiver.................................................................................21
   12.4  Injunctions.............................................................................................21
   12.5  Expenses................................................................................................21
   12.6  Enforcement of Rights...................................................................................21

13.  NOTICES.....................................................................................................21

   13.1  Delivery of Notices.....................................................................................21

14.  TERMINATION.................................................................................................22

   14.1  Termination by Lender...................................................................................22
   14.2  Effect of Termination...................................................................................23

15.  CONDITIONS PRECEDENT TO ADVANCE.............................................................................23

   15.1  Conditions Precedent to Initial Money Advances..........................................................23
      (a)  Corporate Status......................................................................................23
      (b)  Resolutions...........................................................................................23
      (c)  Certified Documents...................................................................................23
      (d)  Opinion of Borrower's Counsel.........................................................................24
      (e)  Schedules/Exhibits....................................................................................24
      (f)  Related Documents.....................................................................................24

16.  ISSUANCE OF WARRANT.........................................................................................24

   16.1  Warrant.................................................................................................24
   16.2  Warrant Put Agreement...................................................................................24

17.  MISCELLANEOUS...............................................................................................24

   17.1  Binding Effect..........................................................................................24
   17.2  Delay/Waiver............................................................................................24
   17.3  Incorporation by Reference..............................................................................24
   17.4  Applicable Law..........................................................................................24
   17.5  Survival................................................................................................24
   17.6  Further Assurances......................................................................................25
   17.7  Hold Harmless/Indemnity.................................................................................25
   17.8  Complete Agreement......................................................................................25
   17.9  Invalidity..............................................................................................25
   17.10  Amendment..............................................................................................25
   17.11  Duplicate Originals....................................................................................25
   17.12  Time of Essence........................................................................................25
   17.13  Authorized Agent Authority.............................................................................25

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                     SECOND LOAN AND FINANCING AGREEMENT


         This Agreement made this ____ day of March, 1998, by and among The Board of Trustees of the Policemen and Firemen Retirement System of the City of Detroit, whose address is 908 City-County Building, Detroit, Michigan 48226 (hereinafter referred to as "Lender"), and MCA Financial Corp., a Michigan corporation, MCA Mortgage Corporation, a Michigan corporation, Mortgage Corporation of America, a Michigan corporation, Mortgage Corporation of America, Inc., an Ohio corporation, Rimco Realty Corporation, a Michigan corporation, Complete Financial Corp., a Michigan corporation, and Securities Corporation of America, a Michigan corporation, whose addresses are set forth in Section 13 hereof (hereinafter defined and referred to as "Borrowers").


                                    RECITALS


         A. The Lender and the Borrowers are party to a Loan and Financing Agreement dated as of July 18, 1996 pursuant to which the Lender has provided to the Borrowers $15,000,000 in subordinated debt financing.


         B. The Lender and certain of the Borrowers are also parties to an Amended and Restated Credit Enhancement Umbrella Agreement dated as of June 30, 1997 (the "Credit Enhancement Agreement"), pursuant to which the Lender has provided to those Borrowers a credit enhancement in the aggregate amount of $30,000,000 to secure borrowings by those Borrowers for the purpose of financing certain mortgage servicing rights and certain residual interests in pools of securitized mortgages.


         C. The Lender and the Borrowers wish to enter into this Agreement to provide additional subordinated debt financing to the Borrowers in the aggregate principal amount of $30,000,000, on the terms and conditions set forth in this Agreement.


         D. The Lender, the Senior Lenders (as hereinafter defined), and other Persons, rely on the Financial Statements and the interests of the Borrowers as affiliates and otherwise reflected therein, including, but not by way of limitation, any commercial bank providing a Credit Facility as contemplated by
Section 2.1 of the Credit Enhancement Agreement.


         E. The parties acknowledge that, concurrently herewith, they are amending the Credit Enhancement Agreement, inter alia, to reduce the aggregate credit enhancement provided by the Lender thereunder to $15,000,000.


         NOW THEREFORE, in consideration of the mutual promises and covenants hereinafter contained, in reliance on the Recitals and the representations and warranties hereinafter contained, and subject to the terms and conditions hereinafter contained, it is hereby agreed among the parties as follows:

                                 1. DEFINITIONS


         In this Agreement the following words, phrases, and expressions shall have the following respective meanings, to be equally applicable to both the singular and plural forms:

         1.1 "AFFILIATE" of a Person means (a) any Person which, directly or indirectly, controls, is controlled by or is under common control with such Person and (b) any member of a controlled group of corporations or a group of trades or businesses under common control with the Person and (c) any director or executive officer of such Person. Control (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used herein, means the possession, directly or indirectly, of the power in any form to direct or cause the direction of the management and policies of the Person in question.

         1.2 "AGREEMENT" means this Second Loan and Financing Agreement, and all amendments, modifications, and extensions thereto, and restatements hereof.

         1.3 "AUTHORIZED SIGNATORY" means any Person designated in any Certified Resolution.

         1.4 "BORROWERS" means MCA Financial Corp., a Michigan corporation, MCA Mortgage Corporation, a Michigan corporation, Mortgage Corporation of America, a Michigan corporation, Mortgage Corporation of Michigan, Inc., an Ohio corporation, MCA Realty Corporation, a Michigan corporation, Complete Financial Corp., a Michigan corporation, and Securities Corporation of America, a Michigan corporation, jointly, jointly and severally, and severally, and "BORROWER" means any of the foregoing individually.

         1.5 "BUSINESS DAYS" means each weekday on which federally chartered banks located in the State of Michigan are open.

         1.6 "CREDIT ENHANCEMENT AGREEMENT" means that certain Amended and Restated Credit Enhancement Umbrella Agreement by and among MCA Financial Corp., MCA Mortgage Corporation, Mortgage Corporation of America and the Board of Trustees of the Policemen and Firemen Retirement System of the City of Detroit, dated June 30, 1997, as the same may be amended, supplemented, or otherwise modified from time to time in accordance with the terms thereof.

         1.7 "CERTIFIED RESOLUTIONS" means any Certified Copy of Corporate Resolutions of any of the Borrowers, delivered to Lender and Escrow Agent from time to time, authorizing transactions between and/or among the Lender and Borrowers, designating the Persons of such Borrower authorized to act for and on behalf of such Borrower, and containing a certificate of incumbency of such Persons, together with such other provisions, representations and warranties as required by Lender.

         1.8 "CURE PERIOD" means with respect to an Event of Default requiring a Notice of Default under Section 11.1 hereof:

             (a) Seven (7) Business Days following the Receipt Date of the Notice of Default

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       with respect to a Monetary Event of Default; and

             (b) Twenty (20) Business Days following the Receipt Date of the Notice of Default with respect to a Non-Monetary Event of Default.

         1.9 "ESCROW ACCOUNT" means the Escrow Account as defined in and established by the Escrow Agreement.

         1.10 "ESCROW AGREEMENT" means that certain Escrow Agreement among Borrowers, Lender, and Escrow Agent, dated of even date herewith, including any amendments, modifications, and extensions thereto, or restatement thereof, a copy of which is attached as Exhibit 1.10.

         1.11 "ESCROW AGENT" means (Sterling Bank & Trust Company), or any substitute Escrow Agent acting in such capacity pursuant to the Escrow Agreement.

         1.12 "ESCROW FUNDS" means the monies contained in the Escrow Account, from time to time, including all interest accrued thereon.

         1.13 "EVENT OF DEFAULT" means:

             (a) a Default as defined in the Credit Enhancement Agreement or an Event of Default as defined in the First Loan Agreement; or

             (b) the occurrence of any event, act, omission, breach, failure, violation or other non-observance or non-performance by any of the Borrowers or any Person, of any covenant, condition, agreement, duty, provision, or undertaking under this Agreement or any of the Related Documents.

         1.14 "EXISTING FINANCIAL ARRANGEMENTS" means the transactions set forth in the Existing Enhancement Documents, as the same exist from time to time.

         1.15 "EXISTING ENHANCEMENT DOCUMENTS" means the Credit Enhancement Agreement, and all documents and instruments executed in connection therewith, related thereto and/or to any Credit Enhancement, and/or referenced in any of the foregoing, now or hereafter existing.

         1.16 "FINANCIAL STATEMENTS" means, as of any date, (a) the annual audited balance sheet and related statements of income, cash flows and changes in stockholders equity as of the end of the Borrowers' most recently-ended fiscal year and for the twelve months then ended, and (b) the quarterly unaudited balance sheet and related statements of income and cash flows as of the most recently-ended fiscal quarter and for the three months and year-to-date period then ended, certified by its chief financial officer, in each case prepared in accordance with GAAP consistently applied, subject in the case of unaudited financial statements to normal year-end audit adjustments.

         1.17 "FIRST LOAN AGREEMENT" means the Loan and Financing Agreement among Lender and the Borrowers dated as of July 18, 1996 pursuant to which the Lender has provided to

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
the Borrowers $15,000,000 in subordinated debt financing, together with all amendments, modifications, extensions and restatements thereof.

         1.18 "INDEBTEDNESS" means and include:

             (a) all indebtedness, obligations and liabilities of the Borrowers referred to in this Agreement, in any of the Related Documents, or otherwise, of whatsoever kind, nature and description, primary or secondary, direct, indirect or contingent, due or to become due, and whether now existing or hereafter arising and howsoever evidenced or acquired, and whether joint, several, or joint and several; and

             (b) all present and future Money Advances made by Lender or Escrow Agent in connection with this Agreement or the Related Documents, or otherwise, and whether made at Lender's option or otherwise, and the Loan and Note, now or hereafter executed or existing in connection herewith, and interest accrued thereon, from time to time; and

             (c) all future advances made by Lender or the Escrow Agent for the protection, enforcement, or preservation of Lender's rights and interests under this Agreement or any of the Related Documents, including, but not by way of limitation, and reasonable attorneys fees and consultants; and

             (d) all costs and expenses incurred by Lender or the Escrow Agent in connection with or arising out of the protection, enforcement or collection of any of the foregoing, including, without limitation, reasonable attorneys and consultant fee.

         1.19 "INSOLVENCY EVENT" means any of the Borrowers becomes insolvent, is unable to pay its debts as they become due in ordinary course, makes an assignment for the benefit of creditors, files a voluntary petition under the United States Bankruptcy Code or any other insolvency or moratorium statute, or there is filed against any Company an involuntary petition under any such statute, provided however if such involuntary petition is dismissed within sixty
(60) calendar days after filing, if no other Event of Default or Matured Event of Default exists, the Matured Event of Default based upon the Insolvency Event shall no longer be deemed to exist.

         1.20 "LENDER'S AUTHORIZED AGENT" means Plante & Moran, L.L.P. or any Person substituted thereafter by Lender, from time to time, upon written notice to Borrowers.

         1.21 "LOAN BASE" means an amount which is the lesser of:

             (a) Thirty Million ($30,000,000.00) Dollars, or

             (b) the aggregate of

                (i) the amount of the Escrow Funds (excluding interest); and

                (ii) the outstanding Money Advances made for Qualifying Equipment and Qualifying Working Capital, provided, however the amount of Money Advances made


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


         under this Section 1.21(b)(ii) shall not exceed Fifteen Million ($15,000,000.00) Dollars; and

                (iii) the amount of the Qualifying Equity.

         The Loan Base shall be computed at the option of Lender, as of the First (lst) Business Day of any calendar month, at the time of any Request For Advance, or at any other time reasonably selected by the Lender.

         1.22 "LOAN" means the Subordinated Term Loan referenced in Section 2 hereof.

         1.23 "MATURED EVENT OF DEFAULT" means:

             (a) an Event of Default (as defined in the Credit Enhancement Agreement);

             (b) a Matured Event of Default under the First Loan Agreement;

             (c) any Event of Default (excluding any Event of Default (as defined in the Credit Enhancement Agreement)) which remains uncured in-full after:

                (i) the lapse of time applicable thereto during which the same may be performed in accordance with the terms of this Agreement or the Related Documents;

                (ii) the giving of a required Notice of Default and failure to cure in full within the applicable Cure Period;

             (d) a Senior Debt Default; or

             (e) an Insolvency Event (notwithstanding the provisions of Section 11.1(g) of the Credit Enhancement Agreement).

         1.24 "MONETARY EVENT OF DEFAULT" means any event of Default which may be cured by the payment of money to Lender or Escrow Agent.

         1.25 "MONEY ADVANCE" means a loan or disbursement of money by Lender or the Escrow Agent, which is part of the Indebtedness.

         1.26 "NET WORTH" means, at any date, the amount which would be set forth opposite the caption "total shareholders' equity" (or any like caption) on the consolidated balance sheet of the Companies at such date, determined in conformity with GAAP.

         1.27 "NON-CONFORMING LOAN" means a mortgage loan properly secured by a perfected lien on real estate with a constructed 1-4 residential dwelling that is not a Qualifying Origination Loan (as defined in the Credit Enhancement Agreement).

         1.28 "NON-MONETARY EVENT OF DEFAULT" means any Event of Default which is not a Monetary Event of Default.


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         1.29 "NOTE" means the Subordinated Promissory Note (1998 Term Loan) and any other notes evidencing the Loan, now or hereafter executed by Borrowers, including all renewals, extensions, amendments, modifications, restatements, roll-overs or substitutions thereof, from time to time.

         1.30 "NOTICE OF DEFAULT" means that written notice of an Event of Default required to be given by Lender pursuant to Section 11.

         1.31 "PERSON" means any individual, sole proprietorship, general or limited partnership, joint venture, trust, unincorporated organization, association, corporation, public authority or any other entity.

         1.32 "PUBLIC OFFERING" means a firm commitment underwritten sale to the public by MCAF pursuant to an effective registration statement under the Securities Act of 1933, (a) of a number of shares of its common stock which, when added to any other outstanding shares then eligible for public trading without registration or other restriction under the Securities Act, constitute at least 25% of the number of shares of common stock outstanding, on a Fully-Diluted Basis, after completion of such offering and (b) for an aggregate offering price (before payment of underwriters, or brokers, commissions or discounts and the expenses of the offering) which, when added to the aggregate offering price received by MCAF from all other offerings of its common stock pursuant to effective Securities Act registration statements, equals not less than $10 million.

         1.33 "PUT AGREEMENT" means the Put Agreement between the Lender and MCA Financial Corp dated as of July 18, 1996, together with all amendments, modifications, extensions and restatements thereof.

         1.34 "QUALIFYING EQUIPMENT" means equipment, furniture, fixtures, and trade fixtures, and software, purchased or leased (provided Borrowers shall only be entitled to include in a Request for Advance lease payments, as and when due) with the proceeds of the Loan, as certified to in accordance with any Request For Advance.

         1.35 "QUALIFYING EQUITY" means the Value of Qualifying Non-Conforming Loans.

         1.36 "QUALIFYING NON-CONFORMING LOAN" means a Non-Conforming Loan in which any of the Borrowers has an interest in, and to the extent of, the Value thereof.

         1.37 "QUALIFYING USES OF PROCEEDS" means Money Advances made by the Escrow Agent for Qualifying Working Capital, Qualifying Equipment and Qualifying Equity.

         1.38 "QUALIFYING WORKING CAPITAL" means money used to pay for the Borrowers' operations directly related and attributable, on a reasonable basis, to its operations in connection with Non-Conforming Loans (including without limitation expenses related to assembling, packaging or holding such loans for inclusion in pools of securitized mortgage loans) as certified in accordance with any Request for Advance and shall include by way of example, but not by way of limitation, money paid or payable for the items identified in Schedule 1.38, and which are currently due or payable, excluding any prepayments thereof in circumstances where prepayment thereof is not in the ordinary course of business in connection with such item.

         1.39 "RECEIPT DATE" means with respect to a Notice of Default, the earlier of:

             (a) the actual date of receipt by Borrowers; or

             (b) three (3) Business Days following the date of delivery by Lender to any expedited mail delivery service; or

             (c) five (5) Business Days following the date of delivery by Lender to the U.S. Postal Service if mailed by first class postage.

         1.40 "RELATED DOCUMENTS" means any and all documents, instruments, notes, agreements, and written memoranda, referred to in this Agreement or referred to in any of the foregoing, and simultaneously or hereafter executed and/or delivered in connection herewith or therewith, and specifically, but not by way of limitation, those documents identified in Section 6 hereof.

         1.41 "REQUEST FOR ADVANCE" means the Request For Advance as defined in
Section 2.2(b)(ii) of this Agreement.

         1.42 "REQUIRED ESCROW PRINCIPAL PAYMENTS" means all amounts outstanding at any time, in excess of the Loan Base, which shall be delivered to Escrow Agent no later than the close of business on the date each such excess exists.

         1.43 "RIMCO" means, collectively, Rimco Financial Corp. and its subsidiaries.

         1.44 "SENIOR DEBT" means existing or future indebtedness due under any term loan, revolving credit facility, or other financing provided to Borrowers by a Person acceptable to Lender (as evidenced by a Request for Approval as required by the Note or as otherwise deemed approved under the Note), that is not subordinated to the payment of any other Debt (as defined in Section 1.11(ii) of the Credit Enhancement Agreement) for the exclusive purposes of (a) warehousing of residential mortgage loans pending sale thereof to investors (including financing new mortgage loans originated or purchased from originators by that Borrower prior to their sale, or the refinancing of existing mortgage loans), and (b) the acquisition or retention of Qualifying Servicing Rights (as defined in the Credit Enhancement Agreement) by that Borrower, and (c) the financing of residual interests in pools of mortgages formed for the purpose of creating securitized interests and (d) working capital, and which is secured by first liens on specified assets of Borrowers related to that financing.


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


         1.45 "SENIOR DEBT DEFAULT" means the occurrence of any event, act, omission,, failure, violation or other nonobservance or non-performance by any of the Borrowers or any Person, of any covenant, condition, agreement, duty, provision, or undertaking under the Senior Debt Documents.

         1.46 "SENIOR DEBT DOCUMENTS" means any and all documents, instruments, notes, agreements, and written memoranda, delivered in connection with, evidencing, and/or securing any Senior Debt, now or hereafter existing.

         1.47 "SENIOR DEBT TO NET WORTH RATIO" means, as of the date of determination, that ratio, determined by a fraction:

             (a) the numerator of which is the aggregate amount of Senior Debt outstanding; and

             (b) the denominator of which is Net Worth plus (i) the amount then accrued under Section 3(a)(1) of the Put Agreement and (ii) the amount then accrued under Section 3(a)(1) of the Warrant Put Agreement, to the extent such amounts are reflected in the Financial Statements.

         1.48 "SENIOR LENDERS" means the holders of the Senior Debt approved (or deemed approved) in accordance with the Note and a Request for Approval as therein set forth.

         1.49 "SUBORDINATION AGREEMENTS" shall have the meaning set forth in the Note.

         1.50 "TERMINATION DATE" means January 31, 2010.

         1.51 "VALUE" means the dollar denominated amount in accordance with GAAP (as defined in the Credit Enhancement Agreement) of the following interests of Borrowers:

             (a) In the case of whole loans purchased and held in inventory by any of the Borrowers, valued at cost or, in the case of loans originated by any of the Borrowers, valued in accordance with GAAP (as defined in the Credit Enhancement Agreement) and, with respect to whole loans pledged as collateral to a warehouse credit facility, valued at net of the amount of any borrowings against such loans according to the terms of that credit facility.

             (b) In the case of securitization, valued at the present value of excess service fees receivable attributable to securitized originated loans to the extent permitted by GAAP.

             (c) In the case of any non-conforming mortgage securities issued by any of the Borrowers, valued at an amount equal to cash deposits required to be set aside by any of the Borrowers as a reserve therefor, plus the principal amount of such securities retained by a Borrower.

             (d) Servicing rights held separately from the ownership rights with respect to the mortgages that are security for a Non-Conforming Loan.

             (e) Any other non-conforming mortgage asset as approved in writing by the Lender's Authorized Agent and the Lender (if the Lender's Authorized Agent so requires such approval by the Lender).

         1.52 "WARRANT" means the convertible warrant issued by MCA Financial Corp. to Lender concurrently herewith which may be converted by Lender, in accordance with the conditions set forth therein, into a number of shares of the common stock of MCA Financial Corp. equal to 4% of the total amount of stock outstanding on a Fully Diluted Basis (as defined therein).

         1.53 "WARRANT PUT AGREEMENT" means the Warrant Put Agreement between MCA Financial Corp. and Lender being executed and delivered concurrently herewith, which governs the terms under which the Warrant or the shares acquired thereunder may be tendered by Lender to MCA Financial Corp. for repurchase, together with all amendments, modifications, extensions and restatements thereof.

                               2. LOAN COMMITMENT


         Subject to the terms and conditions contained herein, and upon the condition that no Event of Default shall exist, Lender agrees that it shall fund the Loan pursuant to the following commitment (hereinafter referred to as "Subordinated Term Loan Commitment"):

         2.1 SUBORDINATED TERM LOAN COMMITMENT.

             (a) Commitment. Lender agrees to make a Money Advance to the Escrow Agent in the amount of Thirty Million ($30,000,000.00) Dollars (herein referred to as "Subordinated Term Loan") to be used solely for Qualifying Uses of Proceeds, to be repaid in accordance with the Note.

             (b) Conditions. Subject to the terms and conditions contained in this Agreement, and upon the condition that no Event of Default or Matured Event of Default shall then exist, and further provided all conditions precedent hereto or thereto have been met in the sole discretion of Lender as of the date hereof, Lender shall make the Money Advance set forth in Section 2.1.

         2.2 PROCEDURE FOR MONEY ADVANCES BY ESCROW AGENT.

             (a) Authorization to Escrow Agent. The Escrow Agreement shall provide that the Escrow Agent is authorized, up to January 31, 2003, to make Money Advances for Qualifying Uses of Loan Proceeds, from time to time, subject to, and in accordance with the conditions set forth in
       Section 2.2.(b) of this Agreement.

             (b) Conditions. The Escrow Agreement shall provide that the Escrow Agent's obligation to make Money Advances is conditioned upon the following:

                (i) No Event of Default or Matured Event of Default shall then exist as determined by Lender's Authorized Agent; and

                (ii) Escrow Agent and Lender's Authorized Agent shall have received a written request for advance ("Request for Advance") at least Five (5) Business Days prior thereto executed by an Authorized Signatory, which contains the following:

                    (A) the amount of the Money Advance requested; and

                    (B) a certification of an Authorized Signatory of the amount of each Money Advance requested to be respectively allocated to and used for Qualifying Equity, Qualifying Equipment and Qualifying Working Capital, together with all supporting documentation reasonably required by Lender's Authorized Agent; and

                    (C) a certification of an Authorized Signatory that no Event of Default or Matured Event of Default exists, or after giving effect to such Request For Advance, will be created thereby; and

                    (D) a certification of an Authorized Signatory (irrespective of whether a duplication of the matters set forth in 2.2(b)(ii)(3)), that after giving effect to such Request for Advance, there will be no sums outstanding in excess of the Loan Base; and

                    (E) a certification of an Authorized Signatory of the amount of the Senior Debt then outstanding; and

                    (F) a certification of an Authorized Signatory (irrespective of whether a duplication of the matters set forth in 2.2(b)(ii)(3)) that after giving effect to the Request For Advance, Borrowers will not be in violation of the Senior Debt To Net Worth Ratio;

                    (G) a certification of an Authorized Signatory stating the
             Value of Qualifying Non-Conforming Loans.

                (iii) the Escrow Agent not having received a written (including facsimile) notice that Lender or Lender's Authorized Agent does-not approve the Request For Advance.

             (c) Timing of Requests. Borrower may only make a Request For Advance on:

                (i) the date of execution hereof; and

                (ii) the first (lst) Business Day of each calendar month; and

                (iii) the fifteenth (15th) calendar day of each month, or the next Business Day thereafter, if the fifteenth (15th) calendar day is not a Business Day.

                              3. DEPOSITS/CREDITS


         Payments received by either the Escrow Agent or Lender shall be deposited no later than the next Business Day following the day of receipt by the Escrow Agent or Lender, and shall be credited to Borrowers upon receipt of good U.S. funds therefor. Such credits, however, are conditional upon final payment to the Lender or Escrow Agent at its own offices in cash or solvent credits of all items giving rise to the credits, and if any item is not so paid, any credit given for it shall be reversed, whether or not the item is returned.

                          4. EVIDENCE OF INDEBTEDNESS


         Notwithstanding Paragraph 2 hereof, Borrowers shall execute a Subordinated Promissory Note (1998 Term Loan) in the amount of Thirty Million ($30,000,000.00) Dollars, evidencing the maximum amount provided for under the Subordinated Term Loan Commitment, and all renewals, extensions, modifications, rollovers and substitutions of any of the foregoing, from time to time.

                         5. INCORPORATION BY REFERENCE


         The Existing Enhancement Documents are incorporated herein by reference as if the same were more fully set forth herein, subject to the following:

         5.1 GENERAL RULES OF CONSTRUCTION. In incorporating the Existing Enhancement Documents, the parties acknowledge and agree as follows:

             (a) The Existing Enhancement Documents shall be deemed incorporated herein, and continue in full force and effect with respect to this Agreement, notwithstanding any of the following:

                (i) a Default (as defined in the Credit Enhancement Agreement) or Event of Default (as defined in the Credit Enhancement Agreement); or

                (ii) the expiration of the credit enhancement provided in the Credit Enhancement Agreement as set forth in Section 3.1 of that Agreement; or

                (iii) the termination of the Credit Enhancement Agreement as set forth in Section 3.2 of that Agreement.

             (b) The incorporation of the Existing Enhancement Documents is intended to make the representations, warranties and covenants of the Borrowers contained in the Existing Enhancement Documents equally applicable to the Loan, this Agreement and the Related Documents, as though set forth herein. Nothing contained herein shall be deemed to extend or modify the Existing Enhancement Documents.

             (c) Any specific reference to the Credit Enhancement Agreement or Existing Enhancement Documents herein made, shall be deemed duplicative and for specificity, and shall not be deemed inconsistent with Sections 5.1(a), 5.1(b) or 5.2 of this Agreement.

         5.2 INTERPRETATION OF TERMS IN EXISTING ENHANCEMENT DOCUMENTS. In incorporating the Existing Enhancement Documents, the parties agree that the term "Companies," as used in the Credit Enhancement Agreement, means the Borrowers when applied to this Agreement, and the term "Fund," as used in the Credit Enhancement Agreement, means the Lender when applied to this Agreement

                              6. RELATED DOCUMENTS


         Borrowers have executed and delivered to Lender, or will execute and deliver to Lender, the Note, the Warrant, the Warrant Put Agreement and the Escrow Agreement, which are part of the Related Documents.

                       7. REPRESENTATIONS AND WARRANTIES


         Borrowers, jointly and severally, represent and warrant to Lender as follows:

         7.1 AUTHORIZATION, VALIDITY, AND ENFORCEABILITY OF THIS AGREEMENT. Each of the Borrowers has the corporate power and authority to execute, deliver and perform its obligations under this Agreement and the Related Documents. Each of the Borrowers has taken all necessary corporate action to authorize its execution, delivery, and performance of this Agreement and the Related Documents. No consent, approval, or authorization of, or declaration or filing with, any Public Authority (as defined in the Credit Enhancement Agreement), and no consent of any other Person (as defined in the Credit Enhancement Agreement), is required in connection with any Borrower's execution, delivery and performance of this Agreement and the Related Documents, except for those already duly obtained. This Agreement has been duly executed and delivered by each of the Borrowers, and the Related Documents have been duly executed and delivered by each Borrower that is a party thereto, and each constitutes the legal, valid and binding obligation of the respective Borrowers, enforceable against it in accordance with its terms except as applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights generally or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) limiting availability of equitable remedies. The execution, delivery, and performance of this Agreement and the Related Documents do not and will not conflict with, or constitute a violation or breach of, or constitute a default under, or result in the creation or imposition of any Lien (as defined in the Credit Enhancement Agreement) upon the property of any of the Borrowers by reason of the terms of (i) any contract, mortgage, Lien, lease, agreement, indenture, or instrument to which any of the Borrowers is a party of which is binding upon, it (ii) any Requirements of Law (as defined in the Credit Enhancement Agreement) applicable to any of the Borrowers, or (iii) the Articles of Incorporation or By-Laws of any of the Borrowers, or the Code of Regulations of Mortgage Corporation of America, Inc.

         7.2 ORGANIZATION AND QUALIFICATION. Each of the Borrowers is duly incorporated and validly existing and in good standing under the laws of the State of its incorporation and each has all requisite power and authority to conduct its respective business and to own its respective properties. Each of the Borrowers is duly qualified and in good standing, and authorized to conduct business in each of the jurisdictions set forth on Schedule 7.2 hereto, and there are no jurisdictions in which any of the Borrowers is not qualified where the failure to be so qualified could have a material adverse affect on their respective business, properties or affairs. Each of the Borrowers has all corporate power to own its properties and conduct its business in the matter presently conducted and as contemplated by this Agreement.

         7.3 SUBSIDIARIES AND AFFILIATES. Schedule 7.3 is a correct and complete list of the name and relationship to each of the Borrowers of each and all of its Subsidiaries (as defined in the Credit Enhancement Agreement) and other Affiliates.

         7.4 CAPITALIZATION. The capitalization of each of the Borrowers, including all authorized stock or other securities, authorized but unissued stock or other securities, and the par value thereof, are set forth on Schedule
7.4. All outstanding shares of common stock and Preferred Stock (as defined in the Credit Enhancement Agreement) are validly issued, fully paid and non-assessable and have been issued in accordance with all applicable securities laws. Except as set forth on Schedule 7.4, there are no outstanding rights to acquire any stock or other securities of any of the Borrowers or commitments to issue any such rights. The stock or securities of any of the Borrowers owned by any of the Borrowers are free of liens and encumbrances and there are no rights to acquire or commitments to dispose of any of such stock or securities. There are no pre-emptive rights to acquire shares or securities of any of the Borrowers, and to each Borrowers' actual knowledge, there are no voting trusts, voting agreements or other agreements among any shareholders of any of the Borrowers relating to the voting of any stock or securities of any of the Borrowers, stock. There are no options, warrants or rights to acquire equity securities of any of the Borrowers except as set forth on Schedule 7.4.

         7.5 QUALIFYING EQUIPMENT. Each item of Qualifying Equipment, as of the date of each Request for Advance with respect thereto, meets the criteria therefor as herein set forth, except for those set forth on Schedule 7.5.

         7.6 QUALIFYING EQUITY. Each item of Qualifying Equity, as of the date of each Request For Advance with respect thereto, meets the criteria therefor as herein set forth.

         7.7 QUALIFYING NON-CONFORMING LOAN. Each Qualifying Non-Conforming Loan, as of the date of each Request for Advance with respect thereto, meets the criteria therefore as herein set forth.

         7.8 SENIOR DEBT. No Senior Debt:

             (a) shall be incurred, agreed to, or outstanding in excess of the amount that would result in a violation of the Senior Debt To Net Worth Ratio; and/or

             (b) shall be incurred, agreed to, or outstanding that is not consented to in writing by Lender; and/or

             (c) shall be incurred or required to be approved while any Event of Default or Matured Event of Default exists.

         7.9 REQUEST FOR ADVANCE. No Request For Advance will be made by Borrowers that after giving effect thereto:

             (a) will result in any sums being outstanding in excess of the Loan Base; and

             (b) is not true and correct.

         7.10 PAYMENTS. Borrowers shall make all Required Escrow Principal Payments to the Escrow Agent, as and when due, and shall make all payments due under the Note to Lender, as and when due.

         7.11 BORROWERS' COMMON INTERESTS. The Borrowers:

             (a) have collective and mutual intertwined, interdependent, and common interests and business transactions between and/or among them, including, but not by way of limitation, financial interests evidenced by the Financial Statements, interests in various assets and properties and the uses thereof, and interests in operations (including in the financing, purchase, and origination of mortgage loans and servicing rights with respect to mortgage loans, the securitization of pools of mortgage loans and the acquisition or retention of residual interests therein and other related activities), which common interests are further evidenced by the Financial Statements;

             (b) are under common Control (as defined in Section 1.1 of the Credit Enhancement Agreement) and the nature of their common interests and common Control benefits all of them collectively;

             (c) will collectively and/or singularly derive, directly and/or indirectly, substantial benefits from the Loan and the transactions hereinafter contemplated, and the disbursements and uses of the proceeds of the Loan, directly and/or indirectly, by any one or more of them irrespective of the disbursement to, or use of the proceeds by, any of the particular Borrowers; and

             (d) in consideration of all of the foregoing, have received fair and adequate consideration and have induced the Fund to make the Loan and enter into this Agreement, and accept the Note.

         7.12 SURVIVAL AND CONTINUATION. Each of the representations and warranties contained herein, and the representations and warranties contained in
Article 8 of the Credit Enhancement Agreement incorporated herein, shall be true and accurate as of the date hereof except for (x) Sections 8.1 and 8.3 and 8.4 of the Credit Enhancement Agreement (which are respectively superseded by Sections 7.1., 7.2., 7.3 and 7.4 hereof), and (y) updating any Schedules, Exhibits and/or representations otherwise contained in Article 8 of the Credit Enhancement Agreement (after giving effect to Section 5 of this Agreement).

                            8. AFFIRMATIVE COVENANTS


         Borrowers covenant and agree, that so long as any Money Advances are outstanding and until all Indebtedness due Lender is paid in full, they will.

         8.1 PAYMENTS OF PRINCIPAL AND INTEREST ON INDEBTEDNESS. Pay the principal amount of each Money Advance and accrued interest thereon when due in accordance with the terms of the Note, whether by acceleration or otherwise, and have no Money Advances outstanding hereunder contrary to any provisions, limitations or restrictions hereof, pay all Indebtedness due Lender no later than the Termination Date, and pay all amounts owing under Section 16 hereunder when due; provided, that any sums due under the Warrant Put Agreement shall survive and continue in full force and effect thereafter in accordance with the terms of the Warrant Put Agreement.

         8.2 PERFORMANCE OF OBLIGATIONS. Perform or cause to be performed, all of the obligations and covenants of Borrowers or any Affiliate of the Borrowers as required by this Agreement, the Related Documents, or any other agreement, note or other document executed between the Lender and any of the Borrowers and/or any Affiliate of the Borrowers, whether now existing or hereafter created, and maintain and take all action (or not fail to take any action or suffer or permit any omission) necessary to maintain the representations and warranties made, as true and accurate.

         8.3 INFORMATION. Furnish promptly and in a form satisfactory to Lender, such information as Lender may reasonably request, from to time, and permit a representative of Lender access to any of its premises.

         8.4 FINANCIAL COVENANTS. Maintain the following:

             (a) Ratios. A Senior Debt To Net Worth Ratio not to exceed the ratios set forth below as of the end of each corresponding Fiscal Year, and as of the end of each fiscal quarter thereafter until the subsequent Fiscal Year end:





              8.5:1        For the Fiscal Year ending January 31, 1999


              6.5:1        For the Fiscal Year ending January 31, 2000


              5.5:1        For the Fiscal Year ending January 31, 2001


              5:1          For the Fiscal Year ending January 31, 2002


              5:1          For the Fiscal Year ending January 31, 2003


              4:1          For the Fiscal Year ending January 31, 2004


              4:1          For the Fiscal Year ending January 31, 2005


              4:1          For the Fiscal Year ending January 31, 2006


              4:1          For the Fiscal Year ending January 31, 2007

              4:1          For the Fiscal Year ending January 31, 2008


              4:1          For the Fiscal Year ending January 31, 2009


              4:1          For the Fiscal Year ending January 31, 2010

             (b) Minimum Net Worth. A minimum Net Worth as of the end of each Fiscal Year of Borrowers. The required minimum Net Worth will be not less than $10,000,000 for the Fiscal Year ending January 31, 1998. For each subsequent Fiscal Year, the minimum required Net Worth amount will be the sum of the preceding Fiscal Year's minimum required Net Worth plus an amount equal to Eighty (80%) percent of any net income of the Borrowers on a consolidated basis, as determined in accordance with GAAP, for the Fiscal Year then ended, less any dividends on the Class A and Class B Preferred Stock of MCA Financial Corp.

         8.5      FEES AND EXPENSES.

             (a) Payments. Pay to the Lender on demand all reasonable costs and expenses that the Lender pays or incurs in connection with the administration, enforcement, and termination of this Agreement, including, without limitation: (i) reasonable fees and disbursements of counsel to the Lender; (ii) reasonable costs and expenses (including fees and disbursements of counsel) for any amendment, supplement, waiver, consent, or subsequent closing in connection with the transactions. contemplated; (iii) reasonable costs and expenses of consultants and Lender's Authorized Agent retained by the Lender in connection with the negotiation, execution and performance of this Agreement or any transaction contemplated hereunder; (iv) costs and expenses (including fees and disbursements of counsel) paid or incurred to obtain performance of any Borrowers' obligations hereunder, or to exercise any rights with respect to an Event of Default. Upon request by the Borrowers, the Lender will provide supporting documentation within its possession detailing such costs, fees and expenses.

             (b) Routine Expenses. As used herein, the costs for the Lender's Authorized Agent incurred by the Lender to monitor the Borrowers, compliance with this Agreement, in the absence of an Event of Default, are referred to as "Routine Expenses." These shall include but not be limited to review of financial statements, review of certificates delivered hereunder, and review of ongoing compliance by the Borrowers with the requirements of this Agreement. The fees and expenses attributable to Routine Expenses with respect to which the Borrowers are required to reimburse or pay the Lender hereunder shall not exceed (which include, and are not in addition to, Routine Expenses due under the Credit Enhancement Agreement so long as the Credit Enhancement Agreement exists and the First Loan Agreement so long as the First Loan Agreement exists, and thereafter the following provisions of this Section 8.5(b) shall apply) (1) $52,500.00 for Borrowers' fiscal years ending January 31, 1998 and 1999, (2) $54,600.00 for Borrowers' fiscal year ending January 31, 2001, (4) $59,100.00 for Borrowers' fiscal year ending January 31, 2002, (5) $61,500.00 for Borrowers' fiscal year ending January 31, 2003, (6) $64,000.00 for Borrowers' fiscal year ending January 31, 2004, (7) $66,600.00 for Borrowers' fiscal year ending January 31, 2005,

        (8) $69,300.00 for Borrowers' fiscal year ending January 31, 2006, (9) $72,100.00 for Borrowers fiscal year ending January 31, 2007, (10) $75,000 for Borrowers fiscal year ending January 31, 2008, (11) $78,000 for Borrowers fiscal year ending January 31, 2009, and (12) $81,200 for Borrowers fiscal year ending January 31, 2010. In the event the Credit Enhancement Agreement Lender's Authorized Agent is replaced, the amounts set forth above will be subject to reasonable redetermination by the then existing Lender's Authorized Agent. Expenses related to investigations of Events of Default and analysis of requests for exceptions to or waivers of covenants are expressly excluded from the definition of "Routine Expenses." The foregoing shall be subject to any other provisions of this Agreement specifically relating to the payment of costs and expenses.

             (c) Survival of Obligation. The obligation of the Borrowers to make payments to the Lender pursuant to this Section 8.5 shall survive the termination of this Agreement, until the earlier of (i) the occurrence of a Public Offering (as defined in the Put Agreement), or (ii) the repurchase by MCA Financial Corp. of the Shares (as defined in the Put Agreement) and the Warrant (or the shares into which the Warrant has been converted) pursuant to the provisions of the Put Agreement and the Warrant Put Agreement, provided that costs and expenses described in clauses (ii) and (iii) of Section 8.5 (a) shall be paid by any Company to the Fund only to the extent incurred prior to termination. After such termination, Lender's Authorized Agent shall be entitled to reasonable fees and expenses for services provided thereafter.

         8.6 RELATED PARTY ACCOUNTS RECEIVABLE RESTRICTION. Reduce related party accounts receivable (as reflected in the balance sheet line item captioned "Accounts Receivable - Related Parties" less the amount of related party accounts payable identified in Note 8 - Related Party Transactions" of the Financial Statements of Borrowers (as required by Section 10.12 of the Credit Enhancement Agreement) to an amount which by July 31, 2001 is no more than thirty (30%) percent, and by July 31, 2006 is no more than twenty (20%) percent, of total Stockholders' Equity (as reflected in the total of the balance sheet section captioned "Stockholders' Equity" (provided however in calculating Stockholders' Equity there shall be evidenced in liabilities the amount then accrued under Section 3(a) (1) of the Put Agreement and Section 3(a)(1) of the Warrant Put Agreement)), as calculated taking the most current Financial Statements available at that time, and will maintain related party accounts receivable (as referenced herein) at an amount which is no more than twenty (20%) percent of total Stockholders' Equity (as referenced and calculated herein) after July 31, 2006.

                             9. NEGATIVE COVENANTS


         Borrowers covenant and agree, that so long as any Money Advances are outstanding, and until all Indebtedness due Lender is paid in full, they will not:

         9.1 EVENT OF DEFAULT. Permit any Event of Default or Matured Event of Default to occur.

         9.2 DISPOSITION OF NON-CONFORMING LOANS. Voluntarily or involuntarily dispose of any Qualifying Non-Conforming Loan without simultaneous payment to the Escrow Agent of the

Required Escrow Principal Payments.

         9.3 DEFAULT IN PAYMENT. Default in any payment of the principal of or interest on any Indebtedness to Lender when and as the same shall have become due and payable, whether at maturity, by acceleration or otherwise, which Default shall remain uncured for a period of five (5) Business Days, whether such Indebtedness is now existing or hereafter created.

         9.4 TRANSACTION WITH AFFILIATES. Permit the consolidated net income of Rimco to exceed Fifty Thousand and 00/100 ($50,000.00) Dollars in any Fiscal Year, provided further that all such excess shall be for the benefit of Borrowers, received by Borrowers, and reflected in the Financial Statements.

         9.5 LAND CONTRACT INVENTORY. Permit their land contract inventory (reflected in the balance sheet line item captioned "Land Contracts Held for Resale", of the Financial Statements of Borrowers (as required by Section 10.12 of the Credit Enhancement Agreement) to include more than One Million ($1,000,000.00) Dollars of land contracts related to property located outside of the state of Michigan until July 31, 1999. Commencing with each Fiscal Year thereafter, the One Million ($1,000,000) Dollar limitation shall be increased or decreased by the percentage change in Stockholders' Equity for the most recent Fiscal Year then ended (as referenced in Section 8.6 hereof).

                10. BOOKS/RECORDS/FINANCIAL REPORTS/CERTIFICATES

         Borrowers covenant and agree, that so long as any Money Advances are outstanding, and until all Indebtedness due Lender is paid in full, they will keep proper books of accounts in a manner satisfactory to Lender; and:

         10.1 FINANCIAL STATEMENTS. Borrowers shall deliver to Lender, the Financial Statements (as required by Section 10.12 of the Credit Enhancement Agreement excluding the last sentence thereof), together with a Supplemental Schedule report specifically setting forth the Value of Qualifying Non-Conforming Loans ("Supplemental Schedule"), which Supplemental Schedule shall be true and accurate in all material respects.

         10.2 MONTHLY REPORTS. Borrowers shall deliver to Lender, no later than twenty (20) Business Days after the end of each month, the following reports, certified to by the President or Chief Executive Officer or Chief Financial Officer of Borrowers:

             (a) Use of proceeds schedule.

             (b) Income Statements for each of the operating entities (unconsolidated) in a format which is consistent with the Financial Reports herein required.

             (c) Activity reports consisting of summaries of loan applications and closing activity by product type and location.

             (d) Balances outstanding on all Senior Debt.

         10.3 OFFICER'S CERTIFICATES. Borrower shal1 deliver to Lender with each set of Financial Statements delivered pursuant to Sections 10.1 and 10.6, a certificate signed by the President, or the chief executive or chief financial officer, respectively of the Borrowers and Rimco (if not the President), setting forth:

             (a) the information (including detailed calculations) required in order to establish whether the Borrowers were in compliance with the requirements set forth in Section 8.4 of this Agreement during and as of the end of the period covered by the Financial Statements then being furnished; and

             (b) that the signers have reviewed all of the relevant terms of this Agreement and have made, or have caused to be made, under their supervision, a review of the transactions and conditions of the Borrowers from the beginning of the accounting period covered by the Financial Statements being delivered therewith to the date of the certificate, and that such review has not disclosed the existence during such period of any Event of Default.

         10.4 ACCOUNTANT'S CERTIFICATES. Borrowers shall deliver to Lender with each set of Financial Statements delivered pursuant to Section 10.1 (relating solely to the annual audited Financial Statements), a certificate of the accountants preparing such Financial Statements, stating that they have reviewed this Agreement and stating further:

             (a) whether, in making their examination in connection with such report, such accountants have become aware of any condition or event (compliance with which is subject to verification by accountants in the course of normal auditing procedures) which is an Event of Default, specifying the nature and period of existence thereof; and

             (b) that such Financial Statements fairly present the financial condition and the results of operations of the Borrowers as of the end of and for such period and have been prepared in accordance with GAAP and that the examination of such accountants in connection with such report has been made in accordance with generally accepted auditing standards, and accordingly included such tests of the accounting records and such other auditing procedures as were considered necessary in the circumstances; and

             (c) that the Supplemental Schedule(s) were, and are true, in all material respects.

         10.5 INSPECTION OF BOOKS AND RECORDS. Borrowers and Rimco authorize Lender and/or Lender's Authorized Agent to inspect and confirm Borrowers' (and any other subsidiaries of any of the Borrowers) and Rimco's books, records and papers while in the custody of Borrowers or Rimco, or under the custody and control of others, and Lender and/or Lender's Authorized Agent shall have the right to make copies and abstracts thereof, during business hours and upon three
(3) Business Days prior notice. The Borrowers and Rimco shall also permit the Lender or Lender's Authorized Agent to discuss the affairs, finances and accounts of the Borrowers and Rimco with each of their respective directors, officers, employees and independent auditors without restriction, and do hereby authorize, grant permission to and agree to instruct such persons to respond fully and without restriction to the Lender's reasonable inquiries and release such information and documentation as the Lender may reasonably request.

The information so obtained may be disclosed by the Lender to its advisors, representatives, and Lender's Authorized Agent, but shall not be used for purposes not properly related to this Agreement and shall not otherwise be disclosed by the Lender, its advisors, representatives, or Lender's Authorized Agent, except as required by law or to enforce the Lender's rights under this Agreement or any of the Related Documents.

         10.6 RIMCO FINANCIAL STATEMENTS. Rimco shall deliver to Lender, financial statements of Rimco, prepared by management of Rimco in accordance with GAAP, at the time the Financial Statements required by Section 10.1 hereof are required to be delivered.

                             11. NOTICE OF DEFAULT

         11.1 REQUIRED NOTICE OF DEFAULT. Lender shall be required to give Borrowers a Notice of Default with respect to any Event of Default except as provided in Section 11.2, and Borrowers shall be allowed to cure such Event of Default within the applicable Cure Period.

         11.2 NO REQUIRED NOTICE OF DEFAULT. Lender shall not be required to give Borrower a Notice of Default. with respect to:

             (a) any Event of Default arising out of the Borrowers' failure to notify and/or report to Lender, those matters herein required; and

             (b) any Event of Default arising from any Borrowers' breach of any representations or warranties; and

             (c) any Matured Event of Default that exists as a result of either
       (i) a Senior Lender Default; or (ii) an Insolvency Event.

         11.3 COMMERCIALLY REASONABLE. Borrowers agree that the Cure Periods shall respectively constitute commercially reasonable notice.

                        12. REMEDIES IN EVENT OF DEFAULT

         If a Matured Event of Default exists, or if Lender shall in good faith believe that the prospect of prompt payment of any Indebtedness due Lender, in full, as and when due, or the full performance of any of the Borrowers' obligations, is or may be impaired, the Lender shall have the rights and remedies set forth below. The rights and remedies contained herein or otherwise available shall be cumulative and not exclusive, but in all events the same are subject to the Subordination Agreements, and Lender shall have the right, subject to the Subordination Agreements, to exercise any and all other rights and remedies which may be available, whether contained in this Agreement, the Related Documents, the Existing Enhancement Documents, or available by virtue of law, or contained in any other instruments or agreements between the Lender and any of the Borrowers and/or any other Affiliate of Borrowers, including under the Existing Enhancement Documents, and any such action by Lender shall not serve to release or discharge any other rights of Lender in connection with this transaction. The Subordination Agreements shall in no way be deemed to impair or modify the rights of the Fund under the Existing Enhancement Documents.

         12.1 ACCELERATION. All Indebtedness shall accelerate without notice or demand, and immediately be due and payable, without presentation, notice or demand, notwithstanding the maturity or due date therein to the contrary, all of which are expressly waived by the Borrowers.

         12.2 WAIVERS. To the extent permitted by applicable law, the Borrowers agree to waive and do hereby absolutely and irrevocably waive and relinquish the benefits and advantages of any valuation, stay, appraisal, extension or redemption laws now or hereafter existing which, but for this provision, might be applicable to any sale made under any judgment, order or decree of an court, or otherwise, based on the Note, or on any claim for interest on the Note.

         12.3 APPOINTMENT OF RECEIVER. Lender shall be entitled, to the extent provided by law, to the appointment of a receiver of the business and premises of Borrowers, and of the rents and profits derived therefrom. This appointment shall be in addition to any other rights, relief or remedies afforded Lender. Such receiver, in addition to any other rights to which he shall be entitled, shall be authorized to sell any and all property of the Borrower for the benefit of Lender pursuant to provisions of Michigan law and the Uniform Commercial Code of Michigan. In the event of any deficiency, Borrowers shall remain liable therefor.

         12.4 INJUNCTIONS. Borrowers acknowledge that upon the occurrence of a Matured Event of Default, no remedy at law will provide adequate relief to Lender; therefore, Borrowers agree that Lender shall be entitled to temporary and permanent injunctive, or other equitable relief in any such case without proving actual damages, it being acknowledged that the nature of Borrowers, business dictates such relief is necessary in order to preserve the rights of the Lender.

         12.5 EXPENSES. Borrowers shall pay to Lender, on demand, any and all expenses, including reasonable attorneys' fees and legal expenses, and outside consultants' fees reasonably incurred or paid by Lender in connection with the Agreement and any of the Related Documents, including the preparation or amendment thereof, or in connection with protecting or enforcing its rights under this Agreement, the Related Documents or pursuant to any other document or agreement (but excluding those expenses previously paid pursuant to Section 8.5). Lender shall not be required to proceed against any other party, or pursue any other right or remedy hereunder, or under any other instrument or agreement, but all such rights and remedies shall be cumulative and in addition to all other rights and remedies of Lender.

         12.6 ENFORCEMENT OF RIGHTS. Lender shall be entitled to enforce its rights hereunder and to avail itself of said other rights or remedies simultaneously or successively, in such order and priority as Lender shall determine, and all such rights and remedies shall continue in full force and effect until all Indebtedness of the Borrowers shall be satisfied in full, and no one or more of such actions shall be deemed an election of remedies.

                                  13. NOTICES

         13.1 DELIVERY OF NOTICES. Except as otherwise provided herein, all notices, demands and requests that any party is required or elects to give to the other shall be in writing, or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including, but not limited to, delivery by overnight mail and courier service, (b) three (3) calendar days after it shall have been mailed by United States mail, first class, certified or registered, with postage prepaid, or (c) in the case of notice by such a telecommunications device, when properly transmitted, in each case addressed to the party to be notified as follows:


    If to the Fund:     Board of Trustees of the Policemen and Firemen System
                        of the City of Detroit
                        908 City-County Building
                        Detroit, Michigan 48226
                        Attention: Nicholas Degel, Asst. Administrator
                                   Supervisor
                        Telecopy No.: (313) 224-3522

    with a copy to:     Couzens, Lansky, Fealk, Ellis, Roeder & Lazar, P.C.
                        33533 West 12 Mile Road, Suite 150
                        Farmington Hills, Michigan 48331-5645
                        Attention: Donald A. Wagner, Esq.
                        Telecopy No.: (248) 489-4156

    with a copy to:     Ronald Zajac, Esq.
                        243 W. Fort St. Suite 480
                        Detroit, Michigan 48226
                        Telecopy No.: (313) 961-6559

    with a copy to:     Plante & Moran, L.L.P.
                        27400 Northwestern Highway
                        P.O. Box 307
                        Southfield, Michigan 48034-0307
                        Attention: Jon Woods
                        Telecopy No.: (248) 352-0018

    If to Borrowers:    c/o MCA Financial Corp.
                        23999 Northwestern Highway, Suite 230
                        Southfield, Michigan 48075
                        Attention: Lee P. Wells, President
                        Telecopy No. (248) 358-7507

    with a copy to:     Butzel Long
                        150 West Jefferson, Suite 900
                        Detroit, Michigan 48226-4430
                        Attention: Justin G. Klimko, Esq.
                        Telecopy No. (313) 225-7080

         or to such other address as each party may designate for itself by like notice.


                                14. TERMINATION

         14.1 TERMINATION BY LENDER. Lender may terminate this Agreement and its obligations hereunder upon the occurrence of a Matured Event of Default. Provided this

Agreement shall not have been terminated earlier because of a Matured Event of Default, this Agreement terminates on the Termination Date.

         14.2 EFFECT OF TERMINATION. Upon termination of this Agreement as described above:

             (a) all of the Borrowers' obligations, duties, promises, covenants, representations or warranties under this Agreement and the Borrowers or others' obligations, duties, promises, covenants, representations or warranties under the Related Documents, shall continue and remain in full force and effect after the Termination Date until the Indebtedness is paid in full, provided further that the Related Documents and the provisions thereof, described in Section 6 and Borrowers' obligations under Section 16 shall in all events survive thereafter, in accordance with their respective terms; and

             (b) in the event the Indebtedness is paid in full without the existence of a Matured Event of Default, then the Related Documents described in Sections 6.1, 6.2, and 6.3, together with all provisions of this Agreement except Sections 2, 3, 4, 7.5, 7.6, 7.7, 7.8, 7.9, 7.10,
       7.12, 8.1., 8.3., 8.4., 9.2., 9.3., 10.2, 10.5, 12.1, 12.3 and 15 shall survive and remain in full force and effect; and

             (c) subject to the Subordination Agreements, the Indebtedness, the Note and Money Advances, and all other obligations due Lender from Borrowers, shall then be immediately due and payable, notwithstanding any Maturity Date or Due Date to the contrary, plus the interest accrued thereon until payment in full.

                      15. CONDITIONS PRECEDENT TO ADVANCE

         15.1 CONDITIONS PRECEDENT TO INITIAL MONEY ADVANCES. The obligation of the Lender to make the initial Money Advance to the Escrow Agent is subject to all the conditions and requirements of this Agreement and delivery of the following required documents or. other action, all of which are conditions precedent:

             (a) Corporate Status. A Certificate of Good Standing of Borrowers certified by the State of Michigan (and in the case of Mortgage Corporation of America, Inc., the State of Ohio), and any other State in which they conduct business, to the effect that the Borrowers are authorized to do business within said jurisdiction.

             (b) Resolutions. Certified Copies of Corporate Resolutions of Borrowers authorizing the consummation of the transactions contemplated hereby and providing for the execution of a written direction of payment if proceeds are to be paid to a Person other than Borrowers.

             (c) Certified Documents. A true copy, as of the date of execution hereof, of the Articles of Incorporation, By-Laws (and the Code of Regulations with respect to Mortgage Corporation of America, Inc.) and shareholder list of the Borrowers (except for the holders of the Preferred Stock of MCA Financial Corp.), including all amendments to the foregoing, certified by the Secretary of the Borrowers.

             (d) Opinion of Borrower's Counsel. The opinion of counsel for the Borrowers, dated as of the date of the closing, satisfactory in form and substance to Lender's designated counsel.

             (e) Schedules/Exhibits. The Schedules and Exhibits required by this Agreement.

             (f) Related Documents. Execution and delivery of the Related Documents.

                            16. ISSUANCE OF WARRANT

         16.1 WARRANT. Concurrently herewith, MCA Financial Corp. is issuing to Lender the Warrant.

         16.2 WARRANT PUT AGREEMENT. Concurrently herewith, MCA Financial Corp. and Lender are executing and delivering the Warrant Put Agreeement.

                               17. MISCELLANEOUS:

         17.1 BINDING EFFECT. This Agreement and the Related Documents shall be binding upon and shall inure to the benefit of the Borrowers and Lender, and their respective successors and assigns, provided that the foregoing shall not authorize any assignment by any of the Borrowers of their rights or duties hereunder, which assignment, in whole or in part, by any of the Borrowers shall not be permissible.

         17.2 DELAY/WAIVER. No delay or failure of Lender in exercising any right, remedy, power or privilege hereunder shall affect such right, remedy, power or privilege, nor shall any single or partial exercise thereof preclude the exercise of any other right, remedy, power or privilege. No delay or failure of Lender at any time to demand strict adherence to the terms of this Agreement shall be deemed to constitute a course of conduct inconsistent with the Lender's right at any time, before or after any Event of Default, to demand strict adherence to the terms of this Agreement or the Related Documents.

         17.3 INCORPORATION BY REFERENCE. The Related Documents are incorporated herein by reference, and in the event any provision thereof is inconsistent with the provisions of this Agreement, then this Agreement shall be deemed paramount unless the rights and remedies of the Lender would be adversely affected or diminished thereby, provided however the Related Documents described in Section 6 shall in all events survive, and remain in full force and effect in accordance with their respective terms, after the Termination Date or other expiration or termination of this Agreement.

         17.4 APPLICABLE LAW. This Agreement and the Related Documents shall be interpreted, and the rights of the parties hereunder shall be determined, under the laws of the State of Michigan, without regard to choice of law principles which would require the application of the laws of any other jurisdiction.

         17.5 SURVIVAL. Subject to Section 14, hereof, all representations and warranties contained herein, in the Related Documents, or in writing by the Borrowers in connection herewith shall survive the execution and delivery of this Agreement.

         17.6 FURTHER ASSURANCES. Borrowers, from time to time, upon written request of Lender, will make, execute, acknowledge and deliver all such further and additional instruments and take all such further action as may be reasonably required, to carry out the intent and purpose of this Agreement and the Related Documents and to provide for the payment of the Loan, Note, and Money Advances, according to the intent and purpose herein and therein expressed.

         17.7 HOLD HARMLESS/INDEMNITY. Borrowers hereby assume responsibility and liability for, and hereby holds harmless and indemnify Lender from and against, any and all, liabilities, demands, obligations, injuries, costs, damages (direct, indirect or consequential), awards, loss of interest, principal, or any portion of the Indebtedness, charges, expenses, payments of monies and reasonable attorney fees, incurred or suffered, directly or indirectly, by Lender and/or asserted against Lender by any Person whatsoever, including Borrowers, arising out of this Agreement, or the Related Documents, or the relationship herein set forth or the exercise of any right or remedy or the exercise of any right in connection therewith, for which Lender may be liable, for any reason whatsoever, except to the extent (on a comparative basis) the above are related to the willful misconduct or gross negligence of Lender.

         17.8 COMPLETE AGREEMENT. This Agreement and the Related Documents (subject to the incorporation by reference of the Existing Enhancement Documents) incorporate and/or contain the entire agreement of the parties hereto and none of the parties shall be bound by anything not expressed in writing; provided, that nothing herein shall be deemed to supersede, modify or alter the First Loan Agreement and the documents defined therein as "Related Documents."

         17.9 INVALIDITY. Should any part, term or provision of this Agreement or the Existing Enhancement Documents be held by any court of competent jurisdiction to be illegal or in conflict with any law of the State of Michigan, the validity of the remaining portion or provisions of the Agreement and the Existing Enhancement Documents shall not be affected thereby.

         17.10 AMENDMENT. This Agreement, the Existing Enhancement Documents and the Related Documents may only be amended, modified or extended by written instrument executed by Lender and Borrowers.

         17.11 DUPLICATE ORIGINALS. Two or more duplicate originals of this Agreement may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument.

         17.12 TIME OF ESSENCE. Time shall be of the essence of this Agreement.

         17.13 AUTHORIZED AGENT AUTHORITY. Lender has appointed the Lender's Authorized Agent as its agent to act for and on behalf of Lender in connection with this Agreement and the Related Documents. Any approval, consent or other matters which require the action of the Lender may be exercised by the Lender's Authorized Agent. Notwithstanding the agency designation, the Lender's Authorized Agent is an independent contractor, and the Lender's

Authorized Agent may elect, from time to time, not to act for the Lender unless the Lender has been specifically consulted.

         SIGNATURE PAGE TO SECOND LOAN AND FINANCING AGREEMENT


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first appearing above.

         MCA FINANCIAL CORP.,                     MCA MORTGAGE CORPORATION,
       a Michigan corporation                      a Michigan corporation


By: _______________________________        By: _______________________________


Its: ______________________________        Its: ______________________________


     MORTGAGE CORPORATON OF AMERICA,               MORTGAGE CORPORATION OF
        a Michigan corporation                         AMERICA, INC.,
                                                     an Ohio corporation


By: _______________________________        By: _______________________________


Its: ______________________________        Its: ______________________________


      RIMCO REALTY AND MORTGAGE CO.,             COMPLETE FINANCIAL CORP.,
         a Michigan corporation                   a Michigan corporation


By: _______________________________        By: _______________________________


Its: ______________________________        Its: ______________________________


                       SECURITIES CORPORATION OF AMERICA,
                             a Michigan corporation


                       By: _______________________________


                      Its: ________________________________

                          THE BOARD OF TRUSTEES OF THE
                        POLICEMEN AND FIREMEN RETIREMENT
                          SYSTEM OF THE CITY OF DETROIT


                      By: ________________________________


                      Its: ________________________________


                      By: ________________________________



                      Its: ________________________________





         The undersigned, Rimco Financial Corp., executes this Agreement solely for the purposes of its undertakings in Sections 10.5 and 10.6.




                             RIMCO FINANCIAL CORP.,
                             a Michigan corporation


                       By: _______________________________


                      Its: ________________________________